                                                                    EXHIBIT 10.6

                              DECLARATION OF TRUST

TAKE NOTICE that JAY SARGEANT, Businessman, of the City of Santa Monica, in the State of California, USA, IN CONSIDERATION of the sum of One ($1.00) Dollar paid to each of the persons set out below, the receipt and sufficiency whereof is hereby acknowledged by each, DOES HEREBY DECLARE, that in the event he or his designee or assignee shall become the owner or entitled to become owner of the stock of Essentially Yours Industries, Inc. and/or RGM International, Inc.(the "Stock") each of which is a Nevada company, that the Stock of such companies shall be held by him for the use, benefit and advantage of the following persons as their respective interests may appear, namely:

NAME                                          RESPECTIVE INTEREST
Jay Sargeant or designee                              28.66%
Barry LaRose or designee                              25.67%
Michel Grise or designee                              18.67%
Dori O'Neill or designee                              08.00%
Thomas Viccars or designee                            08.00%
Kristen Sargeant or designee                          04.00%
Rena Davis or designee                                02.00%
Donna Keay or designee                                01.50%
Janet Carpenter or designee                           01.50%
Shauna Hubscher or designee                           01.00%
Harnek Chandi or designee                             00.75%
Mary Hammer or designee                               00.25%
                                                     -------
                                                     100.00%

JAY SARGEANT does hereby further acknowledge that as, when and if he or his designee or assignee is in receipt or control of the Stock that any and all benefits and any and all moneys of any nature or kind whatsoever accruing or to accrue from the Stock are held in trust by him for and on behalf of the persons set out above as their respective interests may appear.

JAY SARGEANT covenant for himself and his heirs, executors, administrators, successors and assigns that he will at all times hereafter act in accordance with this Declaration of Trust in regard to the subject Stock and will sign and deliver any and all documents, including transfers and assignments, necessary or reasonably requested to evidence this Trust and to deal with matters related thereto.

IN WITNESS WHEREOF JAY SARGEANT has signed this Declaration of Trust effective as of the 27th day of May, 2002.


       /s/ JAY SARGEANT
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           JAY SARGEANT